Exhibit 7.3

                             JOINT FILING AGREEMENT


                  Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned.

                  This Agreement may be executed in one or more counterparts.


Dated: August 10, 1999

                              CAPITAL Z FINANCIAL SERVICES
                              FUND II, L.P., a Bermuda limited partnership

                              By:   Capital Z Partners, L.P., a Bermuda
                                    limited partnership, its General Partner

                              By:   Capital Z Partners, Ltd., a Bermuda
                                    exempt company, its General Partner


                                    By: /s/ Robert A. Spass
                                    -----------------------
                                    Name:  Robert A. Spass
                                    Title: Deputy Chairman of the Board


                              CAPITAL Z FINANCIAL SERVICES
                              PRIVATE FUND, L.P., a Bermuda limited
                              partnership

                              By:   Capital Z Partners, L.P., a Bermuda
                                    limited partnership, its General Partner

                              By:   Capital Z Partners, Ltd., a Bermuda
                                    exempt company, its General Partner


                                    By: /s/ Robert A. Spass
                                    -----------------------
                                    Name:  Robert A. Spass
                                    Title: Deputy Chairman of the Board
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                              CAPITAL Z MANAGEMENT, LLC, a
                              Delaware limited liability company

                                    By: /s/ Robert A. Spass
                                    -----------------------
                                    Name:  Robert A. Spass
                                    Title: Deputy Chairman of the Board


                              CAPITAL Z PARTNERS, L.P.,
                              a Bermuda limited partnership

                              By:   Capital Z Partners, Ltd., a Bermuda
                                    exempt company, its General Partner


                                    By: /s/ Robert A. Spass
                                    -----------------------
                                    Name:  Robert A. Spass
                                    Title: Deputy Chairman of the Board


                              CAPITAL Z PARTNERS, LTD.,
                              a Bermuda exempt company


                                    By: /s/ Robert A. Spass
                                    -----------------------
                                    Name:  Robert A. Spass
                                    Title: Deputy Chairman of the Board


                              /s/Steven M. Gluckstern
                              -----------------------
                              Steven M. Gluckstern

                              /s/Robert A. Spass
                              ------------------
                              Robert A. Spass